UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 17, 2017
(Date of earliest event reported: January 17, 2017)

Revlon Consumer Products Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One New York Plaza New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On January 17, 2017, Revlon, Inc. (“Revlon”), the direct parent company of Revlon Consumer Products Corporation,  issued a press release (the “Press Release”) announcing certain organization changes.

The full text of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 8.01.

Item 9.01.   Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 17, 2017 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Revlon, Inc. with the SEC on January 17, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel and Secretary
January 17, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 17, 2017 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Revlon, Inc. with the SEC on January 17, 2017).